Exhibit 10.14b

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

SECOND UPSIZING AMENDMENT

This SECOND UPSIZING AMENDMENT (this “Second Amendment”), dated as of March 20, 2014 (the “Effective Date”), is entered into by and among Hammerhead Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., a national banking association, as the Administrative Agent (“Administrative Agent”) and the Collateral Agent for the Secured Parties (“Collateral Agent”) and each of Bank of America, N.A. (“BA”), Société Générale (“SG”), CIT Finance LLC (“CIT”) and Silicon Valley Bank (“SVB”; and collectively with BA, SG and CIT, the “Existing Lenders”) as Lenders party to the Loan Agreement, dated as of February 4, 2014, as amended on February 20, 2014 (the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent and the Existing Lenders on the Effective Date immediately prior to the effectiveness of this Second Amendment, and National Bank of Arizona, the “Additional Lender”) as a Lender from and after the Effective Date upon the effectiveness of this Second Amendment. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Loan Agreement.

A. Pursuant to the Loan Agreement, the Lenders agree to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth herein and therein.

B. Pursuant to the Upsizing Letter, upon the effectiveness of this Second Amendment and subject to the terms and conditions of the Upsizing Letter and the Loan Agreement, the Existing Lenders and the Additional Lender agree to provide additional Commitments to the Borrower under the Loan Agreement in an aggregate principal amount equal to $30,000,000.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Loan Agreement. Upon the effectiveness of this Second Amendment on the Effective Date as provided below, the Loan Agreement will be amended as follows:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(a) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions (in correct alphabetical order):

““Second Amendment Effective Date” means, upon the effectiveness of the Second Upsizing Amendment, the “Effective Date” as defined in the Second Upsizing Amendment.”; and

““Second Upsizing Amendment” means that certain Second Upsizing Amendment, dated as of March 20, 2014, among the Borrower, the Administrative Agent, the Collateral Agent and the other financial institutions party thereto.”.

(b) The last sentence in the definition of the term “Commitment” set forth in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following in its entirety: “The amount of each Lender’s Commitment as of the Second Amendment Effective Date is set forth in Annex 3 hereto, or, thereafter, in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable.”

(c) The last sentence in the definition of the term “Total Loan Commitment” set forth in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following in its entirety: “The Total Loan Commitment as of the Second Amendment Effective Date is Two Hundred Fifty Million Dollars ($250,000,000).”

(d) Annex 2 to the Loan Agreement is hereby amended by inserting the following in its entirety immediately following the lender office and notice information for Silicon Valley Bank set forth therein:

“National Bank of Arizona

6001 N 24th Street

Phoenix, AZ 85016

Attention:         Kate Smith

Telephone:

Telecopy:         602-351-3883

Email: ”.

(e) Annex 3 to the Loan Agreement is hereby amended and restated by deleting the table therein in its entirety and replacing it with the following table in its entirety:

Lender	Commitment
Bank of America, N.A.	$[***]
Société Générale	$[***]
CIT Finance LLC	$[***]
Silicon Valley Bank	$[***]
National Bank of Arizona	$[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(f) As provided in the Upsizing Letter, from and after the effectiveness of this Amendment, amounts due under the Loan Agreement in respect of the Total Loan Commitment shall be calculated by reference to the Total Loan Commitment as increased pursuant to this Second Amendment.

SECTION 2. Agreements and Acknowledgments of Additional Lender. Upon the effectiveness of this Second Amendment on the Effective Date as provided below, the Additional Lender:

(a) subject to the terms of the Financing Documents, hereby irrevocably agrees to provide its respective Commitment as set forth in this Second Amendment;

(b) hereby (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement and the other Financing Documents, (ii) acknowledges and confirms that it has received a copy of the Loan Agreement, each other Financing Document and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and to provide its respective Commitment and portion of any Loans, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Secured Party, (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Borrower, or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or any other Financing Document, (iv) appoints and authorizes each Agent and the Depositary to take such action as agent on its behalf and to exercise such powers under the Loan Agreement or the other Financing Documents as are delegated to such Agent or the Depositary, as applicable, by the terms thereof (including, but not limited to, Article 9 of the Loan Agreement and Section 5.1 and Article VII of the CADA), together with such powers as are reasonably incidental thereto and (v) will perform in accordance with their terms all of the obligations that by the terms of the Financing Documents are required to be performed by it as a Lender;

(c) further confirms and agrees that in becoming a Lender and in making Loans under the Loan Agreement, such actions have and will be made without recourse to, or representation or warranty, by any Secured Party;

(d) shall have all of the rights and be subject to all of the obligations in its capacity as a Lender under the Loan Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or in connection therewith and shall have all rights to all claims, suits, causes of action and any other right of a Lender against any Person, that arise from transactions, events or occurrences on or after the Effective Date, whether known or unknown, arising under or in connection with the Loan Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, statutory claims and all other claims at law or in equity; and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(e) hereby agrees to execute and deliver such other instruments, and take such other action, as either the Borrower or the Administrative Agent may reasonably request in connection with the transactions contemplated by this Second Amendment including, without limitation, the delivery of any notices to the Borrower or the Agents that may be required in connection herewith.

SECTION 3. Conditions Precedent. This Second Amendment shall be effective as of the Effective Date when the following conditions precedent have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Second Amendment executed on behalf of each of the parties hereto.

(b) No Default or Event of Default shall have occurred and be continuing.

(c) The representations and warranties set forth in Section 4.1 of the Loan Agreement and in each other Financing Document shall be true and correct in all material respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).

(d) The Administrative Agent shall have received for its own account, and for the account of each Existing Lender or Additional Lender entitled thereto, all fees due and payable as of the Effective Date pursuant to the Loan Agreement or any of the Fee Letters (as amended), and all costs and expenses, including costs, fees and expenses of legal counsel, for which invoices have been presented.

(e) The Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (x) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the increase in the Commitments provided for in this Second Amendment and (y) certifying that each of the conditions set forth in this Section 4 have been met as of the Effective Date.

(f) The Administrative Agent, and, to the extent required by the Loan Agreement, the Borrower, shall have received an Administrative Questionnaire and any tax forms required under the Loan Agreement from the Additional Lender.

SECTION 4. Amendments. This Second Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Lenders.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 5. Reference to and Effect on Financing Documents. Upon and after the effectiveness of this Second Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby. Except as specifically set forth in this Second Amendment, all of the Financing Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its respective terms without defense, offset, claim or contribution, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. Except as expressly provided herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents. This Second Amendment shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

SECTION 6. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Second Amendment by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Second Amendment.

SECTION 9. Fee Letter Amendment. Upon the effectiveness of this Amendment on the Effective Date as provided above, each Existing Lender and Additional Lender party hereto, by its signature below (a) requests Bank of America, N.A. to enter into the amendment (the “Fee Letter Amendment”) to that certain Fee Letter, dated February 4, 2014, between the Borrower and Bank of America, N.A., dated of even date herewith and entered into in connection with the transactions referenced herein, (b) acknowledges that it has reviewed the terms and provisions of the Fee Letter Amendment and (c) agrees and consents to the Fee Letter Amendment as contemplated by Section 9.12 of the Loan Agreement.

SECTION 10. Headings. The Section headings used herein are for ease of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

SECTION 11. Severability. In case any one or more of the provisions contained in this Second Amendment should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 12. Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Second Amendment.

[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

HAMMERHEAD SOLAR, LLC

By:	/s/ B. Kelly
Name:	Robert Kelly
Title:	Chief Financial Officer

[SECOND UPSIZING AMENDMENT – SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

BANK OF AMERICA, N.A., as Collateral Agent for the Secured Parties

By:	/s/ Mollie Canup
Name:	Mollie S. Canup
Title:	Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mollie Canup
Name:	Mollie S. Canup
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sheikh Omer-Farooq
Name:	Sheikh M. Omer-Farooq
Title:	Director

[SECOND UPSIZING AMENDMENT – SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Edward Grimm
Name:	Edward J. Grimm
Title:	Director

[SECOND UPSIZING AMENDMENT – SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CIT FINANCE LLC, as a Lender

By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

[SECOND UPSIZING AMENDMENT – SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SILICON VALLEY BANK, as a Lender

By:	/s/ Mona Maitra
Name:	Mona Maitra
Title:	Vice President

[SECOND UPSIZING AMENDMENT – SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

NATIONAL BANK OF ARIZONA, as the Additional Lender

By:	/s/ Kate Smith
Name:	Kate Smith
Title:	Assistant Vice President

[SECOND UPSIZING AMENDMENT – SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.